UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2014 (August 14, 2014)

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia	30313
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 676-2121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01        Other Events.

On August 14, 2014, The Coca-Cola Company (the "Company")  issued a press release announcing the entry into agreements with Monster Beverage Corporation ("Monster") providing for a long-term strategic partnership. The agreements provide for the transfer of the Company's worldwide energy brands to Monster and the transfer of Monster’s non-energy brands to the Company. Pursuant to the agreements, the Company will acquire an approximate 16.7% ownership interest in Monster and will become Monster’s preferred global distribution partner.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01(d)     Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description
Exhibit 99.1	Joint press release of the Company and Monster, dated August 14, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)

Date: August 20, 2014	By:	/s/ Robert J. Jordan, Jr.
		Name:	Robert J. Jordan, Jr.
		Title:	Vice President and General Tax Counsel

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Joint press release of the Company and Monster, dated August 14, 2014